UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2011

Corcept Therapeutics Incorporated

(Exact name of registrant as specified in its charter)

000-50679

(Commission

File Number)

Delaware	77-0487658
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

149 Commonwealth Drive

Menlo Park, CA 94025

(Address of principal executive offices, with zip code)

(650) 327-3270

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 22, 2011, we announced the appointment of Gary C. Robb as our Chief Financial Officer, effective September 1, 2011.

Mr. Robb, age 48, brings to the Company more than 25 years of experience in executive management, operations and finance. Most recently, Mr. Robb served, from April 2005 through August 2011, as the Senior Vice President of Operations, Administration and Finance of Fitness Anywhere, Inc. (FAI), a private fitness equipment and training company with operations in the United States, Europe and Asia. Mr. Robb’s responsibilities at FAI included finance, legal affairs, human resources, management information systems, supply chain, distribution and logistics and management of the intellectual property portfolio.

From 2003 to 2005, Mr. Robb was engaged in the private practice of law. From 2000 to 2002 he was Senior Vice President of Citadon, Inc., where he was founder of a division responsible for developing workflow and analytic software for real estate lenders with responsibilities including development of the division’s strategy, marketing, budgeting, sales, and mergers and acquisitions. He also held positions in business development for Normura Asset Capital Corporation from 1998 to 1999 and in sales and marketing for Legal Research Network, Inc. from 1996 to 1998. From 1992 to 1996 Mr. Robb practiced law at Howard, Rice, Nemerovski, Canady, Falk & Rabkin. Mr. Robb earned a B.A. in English and Political Philosophy from Yale and a J.D. from Harvard Law School, where he was a member of the Harvard Law Review.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. Robb has no family relationships with any other executive officers or any directors of the Company, and has no arrangements or understandings with any other persons (other than with our directors or officers acting solely in their capacities as such) pursuant to which he was selected as an officer. There are no transactions in which Mr. Robb has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Robb’s appointment as Chief Financial Officer, pursuant to his employment offer letter, Mr. Robb will receive an initial annual salary of $300,000 and will be eligible to receive a cash bonus at the discretion of senior management and our Board of Directors. Our Board of Directors has approved a stock option grant for Mr. Robb to purchase 600,000 shares of our common stock to be effective on the commencement of Mr. Robb’s employment. The exercise price of these shares will be determined by the closing price of our common stock on the Nasdaq Stock Market on the date of Mr. Robb’s commencement of employment. This option will vest over a four-year period with 25% vesting on the first annual anniversary of Mr. Robb’s date of employment and the remainder vesting at the rate of 2.08334% on each monthly anniversary thereafter until fully vested. The option will expire 10 years from the date of grant. Effective on the first day of Mr. Robb’s employment, we will enter into a Severance and Change in Control Agreement with Mr. Robb, similar in form to the agreements with our other executive officers, which will provide that, upon involuntary termination without cause or for good reason, regardless of whether it is in connection with a change in control, Mr. Robb will be eligible for 12 months of his then-current base salary and continued health insurance coverage for this same period. In addition, the agreement provides for the full vesting of all outstanding equity awards in the event that Mr. Robb’s employment is involuntarily terminated without cause or for good reason within 18 months following a change in control.

In connection with Mr. Robb’s appointment, we will also be entering into an Indemnification Agreement with Mr. Robb, effective September 1, 2011, in the same form as has previously been entered into with our other executive officers and directors. The Indemnification Agreement generally requires us to indemnify Mr. Robb against liabilities incurred in the performance of his duties to us to the maximum extent permitted by applicable law. Our standard form of Indemnification Agreement is filed as Exhibit 10.7 to our Quarterly Report on Form 10-Q filed on November 14, 2007.

Item 8.01         Other Events.

On August 22, 2011, we also announced that we have been advised by the U.S. Food and Drug Administration (FDA) that no advisory committee meeting will be scheduled in connection with its review of the New Drug Application (NDA) for CORLUX, a glucocorticoid receptor type II (GR-II) antagonist, for the treatment of the manifestations of Cushing’s Syndrome. This decision does not alter the Prescription Drug User Fee Act (PDUFA) goal date for completion of review of the NDA, which remains February 17, 2012.

The press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Statements made in this current report on Form 8-K, other than statements of historical fact, are forward-looking statements, including, for example, statements relating to the potential benefit of CORLUX for patients diagnosed with Cushing’s Syndrome, commercialization plans for CORLUX for the treatment of Cushing’s Syndrome, the timing of completion and outcome of FDA review of the NDA, our clinical development and research programs, the timing of introduction of CORLUX and future product candidates, including CORT 108297, and the ability to create value from CORLUX or other future product candidates. Forward-looking statements are subject to a number of known and unknown risks and uncertainties that might cause actual results to differ materially from those expressed or implied by such statements. For example, we cannot assure you with respect to the timing of completion and outcome of the FDA’s review of our NDA filing, the cost, rate of spending, completion or success of clinical trials or that we will pursue further activities with respect to the development of CORLUX, CORT 108297 or any of our other selective GR-II antagonists. These and other risk factors are set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and subsequent SEC filings. We disclaim any intention or duty to update any forward-looking statement made in this current report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

99.1	Press Release of Corcept Therapeutics Incorporated dated August 22, 2011 - GARY C. ROBB JOINS CORCEPT AS CHIEF FINANCIAL OFFICER

99.2	Press Release of Corcept Therapeutics Incorporated dated August 22, 2011 - NO FDA ADVISORY COMMITTEE MEETING PLANNED IN CONNECTION WITH NEW DRUG APPLICATION FOR CORLUX FOR CUSHING’S SYNDROME

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORCEPT THERAPEUTICS INCORPORATED

Date: August 24, 2011	By:	/s/ Anne M. LeDoux
Anne M. LeDoux
Vice President and Controller

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Corcept Therapeutics Incorporated dated August 22, 2011 - GARY C. ROBB JOINS CORCEPT AS CHIEF FINANCIAL OFFICER

99.2	Press Release of Corcept Therapeutics Incorporated dated August 22, 2011 - NO FDA ADVISORY COMMITTEE MEETING PLANNED IN CONNECTION WITH NEW DRUG APPLICATION FOR CORLUX FOR CUSHING’S SYNDROME